UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026 (July 20, 2026)

FREENOME, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42126	98-1783595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Genesis Marina, 3300 Marina Blvd,
Brisbane, CA 94005
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (650) 446-6630

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
FRNM	Common Stock, par value $0.0001 per share	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On July 20, 2026, Freenome, Inc. (“New Freenome,” and previously known as Perceptive Capital Solutions Corp, a Cayman Islands exempted company (“PCSC”)), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the business combination agreement, dated December 5, 2025 and amended on July 20, 2026, with StarNet Merger Sub I, Corp., a Delaware corporation and wholly-owned subsidiary of PCSC, StarNet Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of PCSC, and Freenome Holdings, Inc., a Delaware corporation (“Freenome”).

New Freenome filed a Current Report on Form 8-K in connection with the Business Combination on July 24, 2026 (the “Original Report”). New Freenome is filing this Current Report on Form 8-K/A (“Amendment No. 1”) in order to include:

(a) The unaudited condensed consolidated financial statements of Freenome as of June 30, 2026 and for the three and six months ended June 30, 2026 and 2025 as Exhibit 99.1;

(b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Freenome for the three and six months ended June 30, 2026 and 2025 as Exhibit 99.2; and

(c) The unaudited pro forma condensed combined financial information of New Freenome as of and for the six months ended June 30, 2026 and the year ended December 31, 2025 as Exhibit 99.3.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at New Freenome or its subsidiaries subsequent to the filing date of the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01.	Completion of Acquisition or Disposition of Assets

Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Freenome for the three and six months ended June 30, 2026 and 2025 is set forth in Exhibit 99.2 to this Amendment No. 1, and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

As a “smaller reporting company,” New Freenome is not required to provide this information.

Financial Statements, Supplementary Data and Exhibits

Reference is made to the information set forth in sections (a) and (b) of Item 9.01 of this Amendment No. 1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Freenome as of and for the six months ended June 30, 2026 and 2025, and the related notes thereto, are set forth in Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of Freenome for the three and six months ended June 30, 2026 and 2025.

(b)	Pro Forma financial information.

The unaudited pro forma condensed combined financial information of New Freenome as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025, is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description
99.1*	Unaudited condensed consolidated financial statements of Freenome as of June 30, 2026 and for the six months ended June 30, 2026 and 2025.
99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Freenome for the three and six months ended June 30, 2026 and 2025.
99.3*	Unaudited pro forma condensed combined financial information of New Freenome as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed Herewith.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREENOME, INC.

By:	/s/ Aaron Elliott
Name:	Aaron Elliott
Title:	Chief Executive Officer

Date: August 13, 2026